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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 8, 1998


                       Advanta Mortgage Loan Trust 1998-3
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    ----------------------------    -----------          ----------------
             New York                                   Application Pending
    (State or Other Jurisdiction    (Commission          (I.R.S. Employer
        of Incorporation)          File Number)        Identification No.)

    c/o Advanta Mortgage Conduit                               92127
           Services, Inc.                                    (Zip Code)
      Attention: Milton Riseman
      16875 West Bernardo Drive
        San Diego, California
        (Address of Principal
          Executive Offices)


        Registrant's telephone number, including area code (619) 674-1800
                                                          ----------------------

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          (Former name or former address, if changed since last report)

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         Item 5. Other Events

                 In connection with the offering of Advanta Mortgage Loan Trust 1998-3 Mortgage Loan Asset-Backed Certificates, Series 1998-3, described in a Prospectus Supplement dated as of September 10, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1. Related Computational Materials (as defined in
              Item 5 above).

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1998-3

                                    By: Advanta Mortgage Conduit Services,
                                        Inc., as Sponsor


                                        By: /s/ Mark T. Dunsheath
                                           ---------------------------
                                            Name:  Mark T. Dunsheath
                                            Title: Vice President


Dated: September 17, 1998

                                  EXHIBIT INDEX
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EXHIBIT NO.            DESCRIPTION                                 PAGE NO.
-----------            -----------                                 --------
99.1                   Related Computational Materials (as           5
                       defined in Item 5 above).